Income (expense) from investments	12 Months Ended
Dec. 31, 2021
Income (expense) from investments
Income (expense) from investments

32 Income (expense) from investments

Share of profit (loss) of equity-accounted investments

More information is provided in note 16 — Investments.

Share of profit or loss of equity accounted investments by industry segment is disclosed in note 35 — Segment information and information by geographical area.

Other gain (loss) from investments

(€ million)	2021	2020	2019
Dividends	230	150	247
Net gain (loss) on disposals	1	—	19
Other net income (expense)	(8)	(75)	15
	223	75	281

Dividend income primarily related to Nigeria LNG Ltd for €144 million (€113 million in 2020 and €186 million in 2019) and to Saudi European Petrochemical Co ‘IBN ZAHR’ for €54 million (€28 million in 2020 and €46 million in 2019).